Exhibit 10.2

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 7, 2026 (the “Execution Date”), is entered into by and between GREENWAVE TECHNOLOGY SOLUTIONS, INC., a Delaware corporation (the “Company”), and the investors listed on the signature pages hereto (together with their respective permitted transferees and assigns, each an “Investor” and collectively, the “Investors”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Preferred Stock Purchase Agreement by and between the parties hereto, dated as of the Execution Date (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS:

A. Upon the terms and subject to the conditions of the Purchase Agreement, the Company has agreed to issue to the Investors, and the Investors have agreed to purchase, up to $3,750,000 in the stated value of the Company’s share of Series B Convertible Preferred Stock pursuant to the Purchase Agreement (such shares, the “Purchase Shares”), that are convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and

B. To induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the Investors with certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby, intending to be legally bound, agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. “COD” means the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company.

b. “Person” means any individual or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

c. “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

d. “Registrable Securities” means, with respect to each Investor, all of the Conversion Shares that may, from time to time, be issued or become issuable to such Investor under the Purchase Agreement and its related Transaction Documents (as defined therein) (without regard to any limitation or restriction on purchases), and any and all shares of capital stock issued or issuable with respect to the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Purchase Agreement or the Transaction Documents (as defined therein).

e. “Registration Statement” means one or more registration statements of the Company covering only the resale of the Registrable Securities, including, for the avoidance of doubt, any New Registration Statement (as defined below).

2. REGISTRATION.

a. Mandatory Registration. The Company shall, within ten (10) Business Days after the Execution Date (the “Filing Deadline”), file with the SEC an initial Registration Statement on Form S-1 covering the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investors under Rule 415 under the Securities Act at then-prevailing market prices (and not fixed prices), as mutually determined by both the Company and the Investors (or their designated representative) in consultation with their respective legal counsel. The Investors (or their designated representative) and counsel shall have a reasonable opportunity to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments. The Company shall use its commercially reasonable efforts to have the Registration Statement and any amendment declared effective by the SEC (such date, the “Effective Date”) at the earliest practicable date, but in no event later than thirty (30) Business Days from the Filing Deadline (which shall be increased to sixty (60) Business Days if the SEC indicates in writing to the Company or its counsel that it will review the initial Registration Statement) (the “Effectiveness Deadline”); provided, however, that in the event the Company is notified by the SEC that one or more of the Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Deadline falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day. The Company shall use commercially reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times until the date on which the Investors shall have resold all the Registrable Securities covered thereby and no shares of Common Stock remain issuable under the Purchase Agreement (the “Registration Period”). The effective Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Any time-based requirements set forth in this Agreement shall be extended to the next Business Day if the applicable time falls on a weekend or federal holiday.

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b. Registration Delay Payments. If (i) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby (disregarding any reduction pursuant to this Agreement and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline for such Registration Statement (a “Filing Failure”) (it being understood that if the Company files a Registration Statement without affording each Investor and legal counsel the opportunity to review and comment on the same as required by this section, the Company shall be deemed to not have satisfied this clause (i)(A) and such event shall be deemed to be a Filing Failure) or (B) not declared effective by the SEC on or before the Effectiveness Deadline for such Registration Statement (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date for such Registration Statement the Company shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) in accordance with Section 2(b) (whether or not such a prospectus is technically required by such rule), the Company shall be deemed to not have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure), (ii) other than during an Allowable Grace Period (as defined below), on any day after the Effective Date of a Registration Statement sales of all of the Registrable Securities required to be included on such Registration Statement (disregarding any reduction pursuant to this Agreement) cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the shares of Common Stock on the Principal Market (as defined in the Purchase Agreement) or any other limitations imposed by the Principal Market, or a failure to register a sufficient number of shares of Common Stock or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or (iii) if a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Current Public Information Failure”) as a result of which any of the Investors are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one-half of one percent (0.5%) of the Stated Value (as defined in the COD) of such Investor’s Purchase Shares (1) on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for periods totaling less than thirty (30) days). The payments to which a holder of Registrable Securities shall be entitled pursuant to this Section 2(b) are referred to herein as “Registration Delay Payments.” Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirty (30) day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Business Day after such cure. In the event the Company fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, no Registration Delay Payments shall be owed to an Investor (other than with respect to a Maintenance Failure resulting from a suspension or delisting of (or a failure to timely list) the shares of Common Stock on the Principal Market) with respect to any period during which all of such Investor’s Registrable Securities may be sold by such Investor without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

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c. Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Investors (or their designated representative) and counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments. Each Investor shall use its commercially reasonable efforts to comment upon such prospectus within two (2) Business Days from the date such Investor receives the substantially final pre-filing version of such prospectus.

d. Sufficient Number of Shares Registered. In the event the number of shares of Common Stock available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Section 2(a)) as soon as reasonably practicable, but in any event not later than fifteen (15) Business Days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act. The Company shall use its commercially reasonable efforts to cause such amendment and/or New Registration Statement to become effective as soon as reasonably practicable following the filing thereof.

e. Offering. If the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Investors under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of the initial Registration Statement with the SEC pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such initial Registration Statement (after consulting with the Investors (or their designated representative) and legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2(d) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Investors. Notwithstanding any provision herein or in the Purchase Agreement to the contrary, the Company’s obligations to register the Registrable Securities (and any related conditions to the Investors’ obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2(e).

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f. Form S-3. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another form in accordance with the provisions of this Section 2(f)). If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

3. RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2, including on any New Registration Statement, the Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

b. The Company shall permit the Investors (or their designated representative) to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Business Days prior to filing such Registration Statement or New Registration Statement with the SEC, and not file any such document in a form to which the Investors (or their designated representative) reasonably object in writing. Each Investor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within one (1) Business Day from the date such Investor receives the substantially final version thereof. The Company shall furnish to each Investor, without charge, any correspondence from the SEC or the Staff to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

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c. Upon request of any Investor, the Company shall furnish to such Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor. For the avoidance of doubt, any filing available to an Investor via the SEC’s live EDGAR system shall be deemed “furnished to the Investor” or “delivered to the Investor” hereunder.

d. The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by any Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of written notice of the initiation or threatening of any proceeding for such purpose. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to register or qualify the Registrable Securities under “blue sky” laws in any state which applies merit review.

e. As promptly as reasonably practicable after becoming aware of any event or fact, the result of which makes a material fact included in any Registration Statement, as then in effect, or any prospectus included therein untrue or results in the omission of a material fact required to be stated therein or necessary in order to make the statements then made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, the Company shall notify each Investor in writing of the happening of such event or existence of such facts and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when any Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by email or facsimile on the same day of such effectiveness or by overnight mail), (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to any Registration Statement would be appropriate.

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f. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. The Company shall (i) cause all the Registrable Securities to be listed on the Principal Market if the listing of such Registrable Securities is then permitted under the rules of the Principal Market, or (ii) secure designation and quotation of all the Registrable Securities on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(g).

h. The Company shall cooperate with each Investor to facilitate the timely issuance of the Registrable Securities to be offered pursuant to any Registration Statement, it being agreed that such Registrable Securities shall be issued as DWAC Shares and in such denominations or amounts as such Investor may reasonably request and registered in such names as such Investor may request. “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) the resale of which is registered under an effective registration statement and (iii) timely credited, once a DWAC notice is received, by the Company to such Investor’s or its designee’s specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

i. The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j. If reasonably requested in writing by any Investor, the Company shall: (i) as soon as practicable after receipt of written notice from such Investor, incorporate in a prospectus supplement or post-effective amendment such information as such Investor reasonably believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or New Registration Statement.

k. The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

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l. Within one (1) Business Day after any Registration Statement which includes the Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall direct legal counsel for the Company to deliver, to the Transfer Agent (with copies to each Investor) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as Exhibit A. Thereafter, if requested by any Investor at any time, the Company shall direct its counsel to deliver to such Investor a written confirmation whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the Registration Statement is current and available to such Investor for sale of all of such Investor’s Registrable Securities.

m. The Company shall take such other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to any Registration Statement.

n. Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(n)), at any time after the Effective Date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries (as defined in the Purchase Agreement) the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”), provided that the Company shall promptly notify the Investors in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Investors) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (I) no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of thirty (30) days, (II) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period and (III) no Grace Period may exist during the sixty (60) Trading Day period immediately following the Effective Date of such Registration Statement (provided that such sixty (60) Trading Day period shall be extended by the number of Trading Days during such period and any extension thereof contemplated by this proviso during which such Registration Statement is not effective or the prospectus contained therein is not available for use) (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) above and the date referred to in such notice. The provisions of Section 3(n) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary contained in this Section 3(n), the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, prior to such Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

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4. OBLIGATIONS OF THE INVESTOR.

a. The Company shall notify each Investor in writing of the information the Company reasonably requires from such Investor in connection with any Registration Statement hereunder. Each Investor shall promptly furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b. Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder and any amendments and supplements thereof.

c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of a notice regarding the resolution or withdrawal of the stop order or suspension as contemplated by Section 3(f) or the supplemented or amended prospectus as contemplated by the first sentence of Section 3(e). Notwithstanding anything to the contrary, the Company shall direct the Transfer Agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to such Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which such Investor has not yet settled.

5. EXPENSES OF REGISTRATION.

All reasonable expenses of the Company, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

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6. INDEMNIFICATION.

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, each Person, if any, who controls any Investor, the members, the directors, officers, partners, employees, agents, representatives of each Investor and each Person, if any, who controls any Investor within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (such settlement with the consent of the Company, and such consent not to be unreasonably withheld) or reasonable expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made by the Company in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable and documented legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about or relating to an Investor or its sale of Registrable Securities furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto or prospectus contained therein, if such Registration Statement, New Registration Statement or amendment thereof or supplement thereof or prospectus contained therein was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of an Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any Investor pursuant to Section 9.

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b. In connection with the Registration Statement or any New Registration Statement or prospectus, each Investor agrees, severally and not jointly, to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of Section 20 of the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about such Investor or its offer and sale of Registrable Securities including the information set forth on Exhibit B attached hereto or updated from time to time in writing by such Investor and furnished to the Company by such Investor expressly for use in connection with such Registration Statement or prospectus or any New Registration Statement; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that each Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Investor pursuant to Section 9.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own separate counsel comprised of one attorney or law firm with the reasonable and documented fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

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d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 6 that is later determined (via definitive adjudication) not to be entitled to such payment shall return such payment to the person making it.

e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to applicable law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS AND DISCLOSURE UNDER THE SECURITIES ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit an Investor to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, for as long as any Investor owns Registrable Securities, to use commercially reasonable efforts to:

a. make and keep public information available, as those terms are understood and defined in Rule 144 (with the failure of the Company for any reason to satisfy the requirements of Rule 144(c)(1), referred to as a “Current Public Information Failure”);

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b. file with the SEC all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144(c) with a confirmation that no Current Public Information Failure has occurred, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit such Investor to sell such securities pursuant to Rule 144 without registration; and

d. take such additional action as is reasonably requested by any Investor to enable such Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Transfer Agent as may be reasonably requested from time to time by such Investor and otherwise reasonably cooperate with such Investor and such Investor’s broker to effect such sale of securities pursuant to Rule 144; provided, however, such Investor shall provide such documents as may be reasonably required by the Transfer Agent in connection therewith, including any written representations or certifications of such Investor or its broker (which shall not include any opinion of such Investor’s counsel) that may be required by the Transfer Agent in connection therewith.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that each Investor shall, whether or not it is pursuing any remedies at law, be entitled to seek equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor; provided, however, that any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company remains the surviving entity immediately after such transaction shall not be deemed an assignment. No Investor may assign its rights under this Agreement without the prior written consent of the Company, other than to an affiliate of such Investor, in which case the assignee must agree in writing to be bound by the terms and conditions of this Agreement.

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10. AMENDMENT OF REGISTRATION RIGHTS.

This Agreement may not be (i) amended other than by a written instrument signed by the Company and the holders of a majority of the Registrable Securities then outstanding or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11. MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities as set forth on the books and records of the Transfer Agent.

b. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt when delivered personally; (ii) upon receipt when sent by email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Greenwave Technology Solutions, Inc.

4016 Raintree Road, Suite 300

Chesapeake, Virginia 23323

E-mail: dmeeks@empiremetalcorp.com

Attention: Danny Meeks

With copies to (which shall not constitute notice or service of process):

Pryor Cashman LLP

7 Times Square

New York, New York 10036

E-mail: MPanjwani@pryorcashman.com

Attention: M. Ali Panjwani, Esq.

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If to the Investors:

With a copy to (which shall not constitute notice or service of process):

Haynes Boone LLP

30 Rockefeller Plaza, 22nd Floor

New York, New York 10112

Attention: Rick Werner

E-mail: Rick.Werner@haynesboone.com

If to the Transfer Agent:

Equity Stock Transfer LLC

237 W 37th Street, Suite 602

New York, New York 10018

Attention: Nora Marckwordt

Email: nora@equitystock.com

or at such other address and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent or other communication, (B) mechanically or electronically generated by the sender’s email account containing the time, date, and recipient email address, as applicable or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c. This Agreement, and all claims or cause of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. The parties (a) hereby irrevocably and unconditionally submit to the exclusive jurisdiction of (I) the state courts of Delaware and (II) the United States District Court in the City and County of Wilmington, New Castle County for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court in the City and County of Wilmington, New Castle County, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

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d. This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings among the parties hereto, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

e. This Agreement is intended for the benefit of the parties hereto and, subject to the requirements of Section 9, their successors and permitted assigns and, except as set forth in Section 6 with respect to those Persons entitled to indemnity thereunder, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

g. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party. The term “or” shall not be exclusive.

* * * * * *

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the Execution Date.

THE COMPANY:

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:
Name:	Danny Meeks
Title:	Chief Executive Officer

INVESTOR:

[____________]

By:
Name:
Title:	Authorized Signatory

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EXHIBIT A

TO REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[●]

[●]

[●]

Re:	Greenwave Technology Solutions, Inc.

Ladies and Gentlemen:

We are counsel to Greenwave Technology Solutions, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Series B Convertible Preferred Stock Purchase Agreement, dated September 7, 2026 (the “Purchase Agreement”), entered into by and among the Company and the Investors named therein (each, a “Holder” and collectively, the “Holders”) pursuant to which the Company will issue to the Holders from time to time the Company’s common stock (the “Common Stock”). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated September 7, 2026, with the Holders (the “Registration Rights Agreement”), pursuant to which the Company agreed, among other things, to register the offer and sale by the Holders of the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on [●], 2026, the Company filed a Registration Statement on Form S-1 (File No. 333-[●]) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each Holder as an underwriter and a selling shareholder thereunder.

In connection with the foregoing, based solely on our review of the Commission’s EDGAR website, we advise you that the Registration Statement became effective under the Securities Act on [●], 2026. In addition, based solely on our review of the information made available by the Commission at http://www.sec.gov/litigation/stoporders.shtml, we confirm that the Commission has not issued any stop order suspending the effectiveness of the Registration Statement. To our knowledge, based solely on our participation in the conferences mentioned above regarding the Registration Statement and our review of the information made available by the Commission at http://www.sec.gov/litigation/stoporders.shtml, no proceedings for that purpose are pending or have been instituted or threatened by the Commission.

This letter shall serve as our standing opinion to you that the Common Stock is freely transferable by each Holder pursuant to the Registration Statement, provided the Registration Statement remains effective.

This opinion letter is limited to the federal securities laws of the United States of America. We express no opinion as to matters relating to state securities laws or Blue Sky laws.

We assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinion and statements expressed above, including any changes in applicable law that may hereafter occur.

This opinion letter is being delivered solely for the benefit of the person to whom it is addressed; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any purposes without our prior written consent.

Very truly yours,

[_________________________]

By:

EXHIBIT B

TO REGISTRATION RIGHTS AGREEMENT

Information About The Investors Furnished To The Company By The Investors Expressly For Use In Connection With The Registration Statement